united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class A1 Shares	(AFLMX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)
Class R Shares	(AFLRX)

October 31, 2015

Annual Report

Advised by:
Anfield Capital Management
4695 MacArthur Court
Suite 430
Newport Beach, CA 92660
www.AnfieldFunds.com

December 29, 2015

Letter to Shareholders of the Anfield Universal Fixed Income Fund

Dear Shareholders:

The Anfield Universal Fixed Income Fund (the “Fund” or “Anfield Fund”)completed its second full fiscal year, on October 31, 2015, and we are pleased to report that the Fund has achieved its investment objectives, thanks to the guidance of Anfield Capital Management and its portfolio managers, Mssrs. Cyrille Conseil, CFA, Peter Van de Zilver, CFA and David Young, CFA. The past year continued a string of low interest rate and challenging fixed income market environments, the Fund has generated competitive returns of : A shares 1.16%, A1 shares -1.77%, C shares 0.45%, I shares 1.42%, R shares -1.77%, net of all fees and expenses, for the year ended October 31, 2015.

The Fund performance was primarily driven by an emphasis on attractively yielding securities dominated by strong security selection. Due to the uncertainty in global interest rates cycles the only government bond exposure is a negative position in the U.S. (short U.S. Treasury interest rates). Performance contributors include U.S. corporate bonds (both investment grade and below-investment grade), mortgage-backed and asset-backed securities also contributed both yield and volatility. Bank Loan securities performed in-line with expectations and preferred securities delivered strong returns, but our allocation was small for risk control purposes. Detractors from results were few, but our allocation to bonds in the energy sector showed negative performance as oil prices declined. A small allocation to emerging market bonds was also a detractor as emerging bond markets did not keep pace with the strong U.S. market.

The Anfield Fund is a New Generation of Flexible-Core Bond Funds

We are satisfied the Fund is delivering on its investment objectives, which is further supported by strong rankings relative to fund categories according to Morningstar, Bloomberg, etc. But it is also important to understand how the Fund differs from traditional bond funds .

The Fund is typically categorized in with the “unconstrained” or “non-traditional” bond funds. This makes it sound much more exotic than it really is! We prefer to think of the Fund as a new generation of “Flexible Core” bond funds designed to navigate increasingly complex and volatile global fixed income markets. As such, the day-to-day mission of the Fund is straightforward – it offers access to an absolute return bond strategy, seeking to deliver positive returns over full market cycles. Free from traditional fixed income benchmark-specific guidelines, Anfield invests broadly across the global fixed income markets, without substantive limitation. The flexible and universal nature of this strategy allows us to fully express our outlook, with the ability to take greater exposure in areas where we see opportunity and avoid ,or even take negative expo sure to, fundamentally unattractive markets, or where we see heightened downside risk.

The Anfield Fund’s greater flexibility allows the Portfolio Managers to invest opportunistically according to our long-and short -term market views, rather than being required to target a benchmark. We believe this freedom may provide the opportunity for higher risk-adjusted return potential over the long term, as well as greater potential to preserve capital. Further, the Fund’s absolute return orientation could enhance performance potential, particularly during market declines.

5773-NLD-12/29/2015

What role could the fund play in an investor’s portfolio?

Because the Anfield Fund is not tied to benchmark-specific guidelines, its performance is likely to differ from that of the overall bond market, potentially making it an attractive complement to a more traditional core bond holding. Because the Fund can migrate around the world and across market sectors, credit ratings, etc. , it could also potentially serve as a “Satellite” allocation around core bonds. Where investors have an allocation to “unconstrained” bond funds, the Universal Fund competes and wins its fair share of assets away from much larger name brand competitors. And in some cases we see investors use the Anfield Fund as part of an alternatives allocation, due to its absolute return focus, higher long-term return potential, and expected lower correlation (increased diversification) with other assets classes.

Market Commentary

●	The U.S. economy continued its slow and choppy expansion. GDP estimates for calendar 2015 are close to 2%, which is somewhat softer growth than in 2014

●	The Fed maintained the near zero policy rate against market expectations

●	S&P 500 index rose approximately 3%, but many other stock markets declined

●	Rates on the benchmark 10-year U.S. Treasury bond decreased from 2.35% to 2.16%, prolonging the abnormally low interest rate environment

●	Worries about the faltering Chinese economy and its impact on worldwide economic growth was the primary impetus for the heightened volatility in an increasingly important economy

●	Both Non U.S. developed and emerging equity markets experienced losses in the period down approximately 3% and 17% respectively

●	Overall, political and international risk remained in the forefront contributing to global market volatility

Market Outlook

●	We believe that the U.S. economy will continue to grow, likely in the 1-2% range in 2016

●	Bonds will be exposed to heightened volatility amid uncertainties over the Fed’s policy execution

●	We believe interest rates are poised to continue higher over the course of 2016

●	The geopolitical scene remains turbulent with the potential for continued economic disruption

●	Equities still appear quite attractive when measured against very low Treasury yields

Current Fixed Income Investment Strategy

●	We expect that bonds will be exposed to heightened volatility amid uncertainties over the timing of the Fed’s policy execution plus the interplay of supportive “flight” capital and yield-oriented demand from abroad vs. upward pressure from “normalization” of unusually low, inflation-adjusted interest rates as the economy regains strength

●	Continue emphasis on shorter maturities seeking to protect from increasing rates

●	Search for attractive yields across global markets

5773-NLD-12/29/2015

Investment Strategy

Directional (top-down macro)	Defensive, positioned for higher rates ; target duration between 1 to 3 years
Yield Curve	1 – 5 (short-intermediate) with modest roll-down, currently driven by directional, duration, sector, and yield views
Sector	Emphasize all grade yield enhancing credits, Mortgage Backed and Asset Backed securities allocations
Yield	1.5 to 2.5 years of diversified yield spread duration
Security Selection	Active and selective
Currency	None

On behalf of the entire team at Anfield we thank you for your investment in the Anfield Fund and for your support as we build the firm.

David Young, CFA

CEO & Founder

5773-NLD-12/29/2015

Anfield Universal Fixed Income Fund

PORTFOLIO REVIEW

October 31, 2015 (Unaudited)

The Fund’s performance figures* for the year ended October 31, 2015, compared to its benchmark:

	1 Year	Since Inception(a)
Class A	1.16%	2.08%
Class A with 5.75% load	(4.64)%	(0.47)%
Class A1	(1.77)%	0.05%
Class A1 with 5.75% load	(7.40)%	(2.45)%
Class C	0.45%	1.25%
Class I	1.42%	2.33%
Class R	(1.77)%	0.05%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	0.26%	0.25%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% for Class A, Class A1, Class C, Class I, and Class R shares, respectively, per the most recent prospectus. Without waiver the gross expense fees are 2.10%, 2.25%, 2.85%, 1.85%, 2.35% for Class A, Class A1, Class C, Class I, and Class R shares, respectively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Bonds & Notes	88.2%
Mutual Funds	6.7%
Preferred Stock	1.9%
Exchange Traded Funds	0.7%
Other Assets less Liabilities	2.5%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2015

Shares				Fair Value

	EXCHANGE TRADED FUNDS - 0.7%
	DEBT FUND - 0.7%
16,900	PowerShares Senior Loan Portfolio			$388,700

	TOTAL EXCHANGE TRADED FUNDS (Cost $420,719)			388,700

	MUTUAL FUNDS - 6.7%
	DEBT FUNDS - 6.7%
11,792	BlackRock Floating Rate Income Strategies Fund, Inc.			153,650
179,720	Fidelity Floating Rate High Income Fund			1,689,367
183,639	Vanguard Short-Term Investment Grade Fund			1,953,921
	TOTAL MUTUAL FUNDS (Cost $3,922,345)			3,796,938

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES * - 88.2%
	AEROSPACE/DEFENSE - 0.9%
$250,000	L-3 Communications Corp.	5.2000	10/15/2019	263,450
250,000	Northrop Grumman Corp.	1.7500	6/1/2018	249,786
				513,236
	AGENCY COLLATERAL CMO - INTEREST ONLY 2.9%
156,143	Fannie Mae Interest Strip	4.0000	10/25/2044	29,883
790,663	Fannie Mae REMICS	3.0000	8/25/2030	71,756
569,841	Fannie Mae REMICS	6.5531	3/25/2035	116,354
573,637	Fannie Mae REMICS	7.5000	10/25/2023	118,546
44,336,384	Fannie Mae REMICS	0.0300	6/25/2045	52,964
611,082	Fannie Mae REMICS	6.9031	11/25/2033	102,478
515,527	Freddie Mac REMICS	3.0000	8/15/2027	50,635
1,193,840	Freddie Mac REMICS	3.5000	4/15/2033	136,027
523,423	Freddie Mac REMICS	6.2143	5/15/2037	77,501
443,386	Freddie Mac REMICS	6.2543	3/15/2037	81,592
551,888	Freddie Mac REMICS	6.1743	10/15/2037	100,503
338,698	Freddie Mac REMICS	6.5000	3/15/2032	80,753
980,842	Freddie Mac REMICS	6.5543	5/15/2029	184,913
60,243	Fannie Mae REMICS	9.1140	7/25/2041	62,744
633,120	Government National Mortgage Association	3.0000	7/20/2041	85,078
2,079,254	Government National Mortgage Association	3.5000	4/20/2044	215,969
532,216	Government National Mortgage Association	4.0000	12/16/2026	61,499
541,063	Government National Mortgage Association	6.4058	12/20/2040	28,906
				1,658,101
	AIRLINES - 2.2%
63,064	Delta Air Lines 2010-2 Class A Pass Through Trust	4.9500	5/23/2019	66,690
258,190	UAL 2009-1 Pass Through Trust	10.4000	11/1/2016	275,617
122,222	UAL 2009-2B Pass Through Trust ^	12.0000	1/15/2016	125,278
238,023	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022	238,618
300,000	US Airways 2012-2 Class C Pass Through Trust	5.4500	6/3/2018	304,500
204,011	Virgin Australia 2013-1B Trust ^	6.0000	10/23/2020	209,622
				1,220,325
	AUTO MANUFACTURERS - 2.3%
115,000	Ford Motor Credit Co. LLC	1.7329	8/20/2018	115,323
300,000	Ford Motor Credit Co. LLC	2.0000	8/20/2018	291,985
300,000	Ford Motor Credit Co. LLC	2.3750	3/12/2019	297,260
100,000	Ford Motor Credit Co. LLC	2.5000	1/15/2016	100,325
250,000	General Motors Co.	3.5000	10/2/2018	254,778
250,000	General Motors Financial Co., Inc.	4.3750	9/25/2021	259,708
				1,319,379
	AUTO PARTS & EQUIPMENT - 1.1%
250,000	Goodyear Tire & Rubber Co.	6.5000	3/1/2021	266,562
361,000	Goodyear Tire & Rubber Co./The	8.2500	8/15/2020	378,959
				645,521
	BANKS - 15.6%
268,000	Bank of America Corp.	2.0445	11/18/2020	273,172
500,000	Bank of America Corp.	2.0864	9/28/2020	510,400
250,000	Banque Federative du Credit Mutuel SA ^	2.5000	10/29/2018	253,550
500,000	Barclays Bank PLC	3.0000	2/22/2021	528,750
500,000	CIT Group Inc.	3.8750	2/19/2019	508,750
450,000	Citigroup Inc.	1.7616	8/11/2020	451,035
250,000	Citigroup Inc.	3.0000	12/15/2020	265,625
750,000	Credit Agricole SA ^	8.3750	10/29/2049	853,200
344,000	Goldman Sachs Group, Inc./The	1.6705	7/15/2020	344,000
250,000	Goldman Sachs Group, Inc./The	1.7316	8/26/2020	250,625
135,000	HBOS PLC ^	6.7500	5/21/2018	149,106
252,000	HSBC Bank USA NA/Buffalo NY	4.8750	8/24/2020	276,246
377,000	ICBC Standard Bank PLC	8.0120	7/29/2049	383,584
100,000	JPMorgan Chase & Co.	1.2451	3/20/2017	100,260
263,000	JPMorgan Chase & Co.	2.6250	10/29/2020	277,702
400,000	Manufacturers & Traders Trust Co.	5.6290	12/1/2021	398,000
911,623	Manwin Licensing International	14.0000	10/4/2018	993,669
250,000	Morgan Stanley	3.5000	9/30/2017	260,700
306,000	Morgan Stanley	4.5000	10/27/2018	333,020
500,000	National Westminster Bank PLC	0.6250	8/31/2049	314,563
100,000	Regions Financial Corp.	2.0000	5/15/2018	99,985

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BANKS - 15.6% (Continued)
$250,000	SunTrust Banks, Inc.	1.3289	7/31/2017	$251,087
500,000	Wells Fargo & Co.	7.9800		533,125
182,000	Zions Bancorporation	4.5000	3/27/2017	186,422
				8,796,576
	BEVERAGES - 0.1%
50,000	Central American Bottling Corp. ^	6.7500	2/9/2022	52,500

	BUILDING MATERIALS - 0.9%
500,000	Cemex SAB de CV ^ *	5.8750	3/25/2019	506,750

	CHEMICALS - 0.1%
50,000	Eastman Chemical Co.	3.0000	12/15/2015	50,133

	COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
381,901	Alternative Loan Trust 2004-35T2	6.0000	2/25/2035	79,740
45,143	Banc of America Alternative Loan Trust 2003-11	6.0000	1/25/2034	47,825
63,928	Banc of America Funding 2004-D Trust	2.5065	6/25/2034	64,377
63,694	Banc of America Funding 2005-2 Trust	5.5000	4/25/2035	64,498
35,070	Banc of America Mortgage 2004-A Trust	2.6452	2/25/2034	34,920
79,435	Banc of America Mortgage 2004-C Trust	2.7089	4/25/2034	80,512
20,024,158	BCAP LLC Trust 2007-AA2	0.4222	4/25/2037	331,732
60,988	Bear Stearns ARM Trust 2003-4	2.4416	7/25/2033	61,369
47,109	Bear Stearns Asset Backed Securities Trust 2003-AC5	5.5000	10/25/2033	48,783
48,179	Chase Mortgage Finance Trust Series 2007-A1	2.6070	2/25/2037	48,457
164,273	CHL Mortgage Pass-Through Trust 2004-7	2.5077	5/25/2034	162,637
40,404	Citigroup Global Markets Mortgage Securities VII Inc. ^	6.0000	9/25/2033	40,404
27,331	Citigroup Mortgage Loan Trust 2008-AR4 ^	2.7192	11/25/2038	27,331
25,359	Citigroup Mortgage Loan Trust 2010-8 ^	4.5000	12/25/2036	25,845
15,047	Credit Suisse First Boston Mortgage Securities Corp.	3.5000	7/25/2018	15,090
98,145	Deutsche Mortgage Securities Inc. Mortgage Loan Trust 2004-4	0.6470	6/25/2034	90,955
86,939	First Horizon Alternative Mortgage Securities Trust 2006-FA1	0.9470	4/25/2036	85,062
169,787	GSR Mortgage Loan Trust 2004-14	2.8597	12/25/2034	168,827
1,390,327	GSR Mortgage Loan Trust 2004-2F	7.4531	1/25/2034	332,326
63,522	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034	65,914
26,424	GSR Mortgage Loan Trust 2005-5F	0.6970	6/25/2035	25,308
308,150	Impac CMB Trust Series 2004-4	1.0970	9/25/2034	270,406
39,383	Impac CMB Trust Series 2004-5	1.1170	10/25/2034	37,233
51,002	Impac Secured Assets CMN Owner Trust	0.9970	11/25/2034	50,585
236,094	JP Morgan Mortgage Trust 2005-A1	2.6895	2/25/2035	233,854
39,232	Lehman XS Trust Series 2005-1	1.6970	7/25/2035	37,853
30,216	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033	32,242
48,367	MASTR Alternative Loan Trust 2004-4	5.5000	4/25/2019	50,234
74,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035	75,369
22,558	Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H	1.9511	1/25/2029	22,340
101,332	Morgan Stanley Mortgage Loan Trust 2004-10AR	2.6535	11/25/2034	99,597
20,733	Morgan Stanley Mortgage Loan Trust 2004-4	5.0000	8/25/2019	21,137
41,014	Morgan Stanley Mortgage Loan Trust 2004-7AR	2.5122	9/25/2034	40,471
12,922	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2004-AR4	2.6146	12/25/2034	12,974
27,453	Prime Mortgage Trust 2004-CL1	0.5970	2/25/2034	25,997
76,577	Residential Asset Securitization Trust 2003-A7	5.5000	7/25/2033	79,460
93,471	RFMSI Series 2004-S5 Trust	5.2500	5/25/2034	94,310
7,945	Structured Adjustable Rate Mortgage Loan Trust	2.3623	6/25/2034	7,936
71,791	Structured Asset Sec Corp. Mort Pas Thr Certs Ser 2003 30	5.5000	10/25/2033	75,950
58,747	Structured Asset Sec Corp. Mort Passthr Certs Ser 2003 40A	2.4262	1/25/2034	56,864
105,928	Structured Asset Securities Corp.	3.9379	9/25/2026	105,597
65,123	Structured Asset Securities Corp. Mo Pa Th Ce Se 1998-3 Tr	1.1970	3/25/2028	63,610
10,284	WaMu Mortgage Pass-Through Certificates Series 2004-CB4 Trust	5.5000	12/25/2019	10,649
10,775	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS2 Trust	5.0000	3/25/2018	10,941
229,383	Wells Fargo Mortgage Backed Securities 2005-12 Trust	5.5000	11/25/2035	196,532
				3,614,053
	COMMERCIAL SERVICES - 1.4%
750,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.7500	4/15/2023	790,560

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	DIVERSIFIED FINANCIAL SERVICES - 6.1%
$435,000	Air Lease Corp.	5.6250	4/1/2017	$456,084
375,000	Ally Financial, Inc.	3.3500	5/15/2019	374,063
500,000	Ally Financial, Inc.	3.5000	1/27/2019	505,000
500,000	American Express Co.	5.2000	11/15/2019	500,625
500,000	General Electric Capital Corp.	6.2500	12/15/2022	557,925
500,000	ILFC E-Capital Trust I ^	4.5700	12/21/2065	467,500
18,000	Lazard Group LLC	6.8500	6/15/2017	19,301
500,000	Navient Corp.	8.4500	6/15/2018	537,500
				3,417,998
	ELECTRIC - 1.1%
250,000	Entergy Corp.	5.1250	9/15/2020	266,476
100,000	PPL Capital Funding, Inc.	6.7000	3/30/2067	84,526
250,000	Talen Energy Supply LLC	6.2000	5/15/2016	252,772
				603,774
	ENGINEERING & CONSTRUCTION - 2.0%
200,000	SBA Tower Trust ^	3.5980	4/15/2018	200,897
600,000	SBA Tower Trust ^	2.8980	10/15/2019	598,049
325,000	Skyway Concession Co. LLC ^	0.6066	6/30/2017	312,000
				1,110,946
	ENTERTAINMENT - 0.5%
25,000	CCM Merger, Inc. ^	9.1250	5/1/2019	26,625
250,000	NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. ^	5.0000	8/1/2018	259,375
				286,000
	FOOD - 0.5%
250,000	Kroger Co./The	6.8000	12/15/2018	284,307
10,000	Wells Enterprises, Inc. ^	6.7500	2/1/2020	10,375
				294,682
	FOREST PRODUCTS & PAPER - 1.2%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024	697,500

	HAND/MACHINE TOOLS - 0.4%
250,000	Kennametal, Inc.	2.6500	11/1/2019	248,243

	HEALTHCARE-SERVICES - 2.3%
730,000	CHS/Community Health Systems, Inc.	5.1250	8/15/2018	747,338
510,000	HCA, Inc.	3.7500	3/15/2019	520,200
				1,267,538
	HOME EQUITY ASSET BACKED SECURITIES - 8.7%
87,587	ABFC 2002-OPT1 Trust	1.5920	4/25/2032	80,198
264,671	ACE Securities Corp. Home Equity Loan Trust Series 2003-OP1	2.6720	12/25/2033	249,028
52,629	ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1	1.8470	3/25/2034	50,622
2,279	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3	0.8420	5/25/2035	2,285
93,398	AFC Trust Series 2000-1	0.5270	3/25/2030	86,047
121,896	Ameriquest Mort Sec, Inc. Asset Backed Ser 2003-10	3.1220	12/25/2033	117,952
69,878	Ameriquest Mort Sec, Inc. Asst Back Pas Thr Certs Ser 2003-9	3.1970	9/25/2033	65,963
48,022	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12	1.3220	1/25/2034	44,788
33,099	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12	2.7470	1/25/2034	31,944
32,460	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2003-11	5.4762	12/25/2033	33,791
69,046	Amresco Residential Securities Corp. Mortgage Loan Trust 1998-1	7.0000	1/25/2028	69,462
23,677	Asset Backed Securities Corp. Home Equity Loan Trust Serieis 2003-HE2	3.0458	4/15/2033	22,811
169,695	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6	2.6720	11/25/2033	146,319
130,782	Bear Stearns Asset Backed Securities I Trust 2004-BO1	4.1970	10/25/2034	122,474
271,305	Bear Stearns Asset Backed Securities I Trust 2004-FR3	2.2970	9/25/2034	231,691
50,034	Bear Stearns Asset Backed Securities Trust 2003-ABF1	0.9370	1/25/2034	48,420
16,027	Citifinancial Mortgage Securities, Inc.	3.7650	4/25/2034	16,281
112,632	Conseco Finance Corp.	0.8958	8/15/2033	109,393
62,037	Countrywide Asset-Backed Certificates	2.4470	9/25/2023	61,369
61,035	Credit Suisse First Boston Mortgage Securities Corp.	6.9900	2/25/2031	62,958
40,000	GSAA Trust	5.2950	11/25/2034	40,531
432,347	Home Equity Asset Trust	2.3470	3/25/2034	419,380
291,699	Home Equity Asset Trust 2004-4	2.1470	10/25/2034	282,265
2,902	Mastr Asset Backed Securities Trust 2005-HE1	0.8720	5/25/2035	2,880
27,815	Morgan Stanley ABS Capital I, Inc. Trust 2003-HE1	3.5720	5/25/2033	24,825
156,745	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC4	3.1970	4/25/2034	154,578
159,623	New Century Home Equity Loan Trust ^	1.3220	10/25/2033	152,838
371,797	New Century Home Equity Loan Trust Series 2003-4	3.2720	10/25/2033	359,569
333,160	New Century Home Equity Loan Trust Series 2003-B	2.6720	11/25/2033	319,916
92,222	NovaStar Mortgage Funding Trust Series 2004-1	1.7720	6/25/2034	81,494
251,470	NovaStar Mortgage Funding Trust Series 2004-2	2.4470	9/25/2034	223,590
112,759	Option One Mort Acceptance Corp. Asset Back Cert Ser 2003 2	2.7470	4/25/2033	107,746
31,697	Option One Mortgage Accept Corp. Asset Back Certs Ser 2003 5	0.8370	8/25/2033	30,223
64,505	Option One Mortgage Accept Corp. Asset-Backed Cert SE 2002-6	1.3220	11/25/2032	62,145
5,187	Option One Mortgage Accept Corp. Asset-Backed Cert SE 2002-6	2.7470	11/25/2032	5,180
58,663	Option One Mortgage Loan Trust 2001-4	0.7970	1/25/2032	49,987
22,762	RASC Series 2002-KS2 Trust	7.2790	4/25/2032	23,267
86,919	Saxon Asset Securities Trust 2002-1	1.9970	11/25/2031	72,801
83,346	Saxon Asset Securities Trust 2003-3	2.5970	12/25/2033	75,718
148,097	Securitized Asset Backed Receivables LLC Trust 2004-OP1	1.8470	2/25/2034	143,611
616,526	Securitized Asset Backed Receivables LLC Trust 2004-OP1	2.2220	2/25/2034	598,367
				4,884,707

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	INSURANCE - 2.0%
$300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023	$311,273
300,000	Pacific Life Global Funding ^	2.3500	2/6/2016	301,125
500,000	ZFS Finance USA Trust II ^	6.4500	12/15/2065	509,750
				1,122,148
	IRON/STEEL - 0.5%
300,000	ArcelorMittal	6.0000	8/5/2020	287,063

	LODGING - 0.7%
300,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	5.6250	10/15/2021	315,501
65,000	MCE Finance Ltd. ^	5	2/15/2021	61,185
				376,686
	MANUFACTURED HOUSING - 0.1%
41,289	Conseco Financial Corp.	7.2200	3/15/2028	44,483

	MEDIA - 1.3%
50,000	Altice Finco SA ^	9.8750	12/15/2020	53,750
500,000	CCO Safari II LLC ^	4.4640	7/23/2022	507,822
150,000	Time Warner Cable, Inc.	5.0000	2/1/2020	160,641
				722,213
	MINING - 0.7%
100,000	Alcoa, Inc.	6.7500	7/15/2018	110,763
250,000	Newmont Mining Corp.	5.1250	10/1/2019	265,593
				376,356
	MISCELLANEOUS - 0.2%
100,000	Textron, Inc.	5.6000	12/1/2017	106,685

	MUNICIPAL - 0.5%
250,000	Grant County Public Utility District No 2	5.2900	1/1/2020	268,355

	OIL & GAS - 3.6%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020	673,961
575,000	Chesapeake Energy Corp.	2.7500	11/15/2035	573,203
545,000	Drill Rigs Holdings, Inc. ^	6.5000	10/1/2017	376,050
250,000	Petrobras Global Finance BV	1.9529	5/20/2016	245,000
200,000	Petrobras Global Finance BV	5.7500	1/20/2020	171,190
				2,039,404
	OTHER ASSET BACKED SECURITIES - 14.1%
311,218	Amortizing Residential Collateral Trust 2002-BC6	1.9970	8/25/2032	279,209
64,169	Bear Stearns Asset Backed Securities Trust 2005-SD1	0.7770	1/25/2045	63,332
35,572	Bear Stearns Asset Backed Securities Trust 2006-SD2	0.5770	6/25/2036	34,914
45,897	Bravo Mortgage Asset Trust ^	0.4370	7/25/2036	43,502
184,140	Chase Funding Trust Series 2002-2	5.5990	9/25/2031	174,817
14,171	Citigroup Mortgage Loan Trust Series 2004-OPT1	1.0220	10/25/2034	14,189
140,503	Countrywide Asset-Backed Certificates ^	3.5720	3/25/2032	128,364
248,531	Countrywide Asset-Backed Certificates	5.0690	2/25/2036	255,706
427,838	Credit-Based Asset Servicing and Securitization LLC	1.9220	7/25/2035	404,283
27,054	Credit-Based Asset Servicing and Securitization LLC	3.0470	6/25/2032	26,644
11,141	Credit-Based Asset Servicing and Securitization LLC	3.9500	1/25/2033	11,263
113,664	CWABS Inc. Asset-Backed Certificates Trust 2004-6	1.0970	11/25/2034	110,527
62,275	Equity One Mortgage Pass-Through Trust 2002-4	0.7770	2/25/2033	60,562
49,721	Equity One Mortgage Pass-Through Trust 2002-5	5.8030	11/25/2032	50,431
7,276	Equity One Mortgage Pass-Through Trust 2003-4	5.3330	10/25/2034	7,373
500,000	Figueroa CLO 2013-1 Ltd. ^	3.9829	3/21/2024	475,149
383,923	Finance America Mortgage Loan Trust 2004-2	2.2970	8/25/2034	341,371
90,407	First Franklin Mortgage Loan Trust 2002-FF1	1.3180	4/25/2032	88,420
500,000	Gale Force 3 Clo Ltd. ^	1.7152	4/19/2021	475,991
500,000	Goldman Sachs Asset Management CLO PLC ^	3.0501	8/1/2022	499,797
380,446	GSAMP Trust 2002-WF	1.3943	10/20/2032	366,213
30,068	Long Beach Mortgage Loan Trust 2004-1	1.0220	2/25/2034	28,858
210,216	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5	2.1470	7/25/2035	199,654
188,647	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7	1.9220	7/25/2034	164,636
42,679	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE6	0.5170	11/25/2035	42,149
500,000	PPM Grayhawk CLO Ltd. ^	0.6652	4/18/2021	482,803
247,636	RAMP Series 2004-RZ4 Trust	0.7470	12/25/2034	242,583
65,000	RAMP Series 2005-RS3 Trust	0.6170	3/25/2035	63,381
325,327	Rockwall CDO II Ltd. ^	0.5789	8/1/2024	317,241
37,096	SACO I Inc. ^	1.0970	6/25/2035	36,175
500,000	Schiller Park CLO Ltd. ^	2.8199	4/25/2021	487,709
11,814	Specialty Underwriting & Residential Finance Trust Series 2003-BC4	3.9470	11/25/2034	11,762
362,030	Specialty Underwriting & Residential Finance Trust Series 2004-BC4	1.3970	10/25/2035	302,034
42,702	Structured Asset Investment Loan Trust 2003-BC13	2.8220	11/25/2033	41,183
431,402	Structured Asset Investment Loan Trust 2004-7	1.3220	8/25/2034	375,495
1,937	Structured Asset Investment Loan Trust 2005-7	0.7570	8/25/2035	1,941
180,821	Structured Asset Securities Corp. 2005-WF1	2.1020	2/25/2035	152,777
89,566	Structured Asset Securities Corp. 2005-WF1	2.2520	2/25/2035	75,167
500,000	Symphony CLO II Ltd. ^	1.8252	10/25/2020	465,767
600,000	Tralee CLO II Ltd. ^	4.1672	4/20/2025	561,695
				7,965,067

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	PIPELINES - 2.8%
$300,000	DCP Midstream LLC ^	5.8500	5/21/2043	$240,750
250,000	DCP Midstream LLC ^	9.7500	3/15/2019	272,309
200,000	Energy Transfer Partners LP	4.1500	10/1/2020	200,792
100,000	IFM US Colonial Pipeline 2 LLC ^	6.4500	5/1/2021	108,548
289,000	Sabine Pass LNG LP	6.5000	11/1/2020	292,613
250,000	Sabine Pass LNG LP	7.5000	11/30/2016	259,219
250,000	Williams Partners LP / ACMP Finance Corp.	4.8750	5/15/2023	225,995
				1,600,226
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 1.2%
25,000	American Tower Trust I ^	1.5510	3/15/2018	24,758
150,000	American Tower Trust I ^	3.0700	3/15/2023	146,827
300,000	Columbia Property Trust Operating Partnership LP	5.8750	4/1/2018	323,699
200,000	Ventas Realty LP / Ventas Capital Corp.	2.0000	2/15/2018	200,738
				696,022
	RETAIL - 0.5%
250,000	Advance Auto Parts, Inc.	5.7500	5/1/2020	275,456

	SAVINGS & LOANS - 0.5%
250,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021	299,909

	TELECOMMUNICATIONS - 2.6%
500,000	America Movil SAB de CV	5.0000	10/16/2019	547,025
495,000	Sprint Communications, Inc.	6.0000	12/1/2016	501,496
250,000	Telefonica Emisiones SAU	5.4620	2/16/2021	279,318
150,000	Verizon Communications, Inc.	1.8672	9/15/2016	151,434
				1,479,273
	TRUCKING & LEASING - 0.2%
100,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. ^	2.5000	3/15/2016	100,508

	TOTAL BONDS & NOTES (Cost $49,883,451)			49,738,376
Shares
	PREFERRED STOCK - 1.9%
	BANKS - 0.6%
7,400	Citigroup, Inc.	6.8750		203,796
5,000	Northern Trust Corp.	5.8500		131,350
				335,146
	DIVERSIFIED FINANCIAL SERVICES - 0.9%
18,750	Ally Financial, Inc.	8.5000		481,875

	OIL & GAS - 0.2%
5,000	Breitburn Energy Partners LP	8.2500		58,450
5,000	Legacy Reserves LP	8.0000		56,400
				114,850
	TRANSPORTATION & LOGISTICS - 0.2%
5,000	Seaspan Corp.	8.2500		124,250

	TOTAL PREFERRED STOCK (Cost $1,199,883)			1,056,121

	TOTAL INVESTMENTS - 97.5% (Cost $55,426,398)(A)			$54,980,135
	OTHER ASSETS LESS LIABILITIES - 2.5%			1,392,200
	TOTAL NET ASSETS - 100.0%			$56,372,335

		Notional Value	Unrealized Loss
	SHORT FUTURES CONTRACTS - 0.0%
4	US 10 Year Future	127,688	$375
2	US Long Bond Future	156,438	(500)
			$(125)

*	Non-income producing security

HELOC - Home Equity Line of Credit

REMIC - Real Estate Mortgage Investment Conduits

LP - Limited Partnership

+	Fair valued determined using Level 3 measurements. As of October 31, 2015 fair valued securities had a market value of $697,500 and represented 1.2% of Total Net Assets.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 20.6% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(A)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $55,431,925 and differs from fair value by net unrealized appreciation (depreciation) of

Unrealized appreciation	$586,432
Unrealized depreciation	(1,038,222)
Net unrealized depreciation	$(451,790)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investment securities:
At cost	$55,426,398
At fair value	$54,980,135
Receivable for securities sold	993
Cash	919,446
Dividends and interest receivable	448,682
Deposits for Futures Contracts	204,846
Receivable for Fund shares sold	44,500
Prepaid expenses and other assets	123,441
TOTAL ASSETS	56,722,043

LIABILITIES
Payable for securities purchased	51,644
Investment advisory fees payable	4,253
Fees payable to related parties	3,783
Payable for Fund shares repurchased	267,150
Net unrealized depreciation on futures contracts	125
Accrued expenses and other liabilities	22,753
TOTAL LIABILITIES	349,708
NET ASSETS	$56,372,335

Composition of Net Assets:
Paid in capital	$57,193,338
Undistributed net investment income	58,097
Accumulated net realized loss from security transactions	(432,712)
Net unrealized depreciation on investments	(446,388)
NET ASSETS	$56,372,335

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)

October 31, 2015

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,430,174
Shares of beneficial interest outstanding (c)	542,905
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.00
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.61

Class A1 Shares:
Net Assets	$10
Shares of beneficial interest outstanding (c)	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(d)	$10.01
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.62

Class C Shares:
Net Assets	$165,387
Shares of beneficial interest outstanding (c)	16,525
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.01

Class I Shares:
Net Assets	$50,776,754
Shares of beneficial interest outstanding (c)	5,074,680
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.01

Class R Shares:
Net Assets	$10
Shares of beneficial interest outstanding (c)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (d)	$10.01

(a)	Investments in Class A shares and/or Class A1 shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

(d)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends (net of $173 in foreign dividend tax witheld)	$241,330
Interest	2,355,722
Amortization of Premiums	(641,846)
TOTAL INVESTMENT INCOME	1,955,206

EXPENSES
Investment advisory fees	362,850
Distribution (12b-1) fees:
Class A	10,051
Class C	1,579
Administration fees	77,941
Transfer agent fees	67,874
Legal fees	58,444
Non 12b-1 Shareholder servicing fees	32,850
Printing and postage expenses	27,416
Audit fees	21,498
Registration fees	20,519
Accounting services fees	19,022
Compliance officer fees	10,776
Custodian fees	9,307
Trustees fees and expenses	7,858
Insurance expense	3,650
Other expenses	9,253
TOTAL EXPENSES	740,888

Less: Fees waived by the Advisor	(269,238)
NET EXPENSES	471,650

NET INVESTMENT INCOME	1,483,556

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(230,064)
Net realized loss from futures contracts	(1,128)
Net realized gain from distributions by underlying investment companies	10,174
Net change in unrealized depreciation on futures contracts	(11,078)
Net change in unrealized depreciation on investments	(573,055)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(805,151)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$678,405

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
FROM OPERATIONS
Net investment income	$1,483,556	$554,744
Net realized loss from investments and futures contracts	(231,192)	(118,539)
Net realized gain from distributions by underlying investment companies	10,174	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(584,133)	117,300
Net increase in net assets resulting from operations	678,405	553,505

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(10)
Class I	—	(1,597)
From net investment income:
Class A	(118,520)	(27,533)
Class C	(3,495)	(454)
Class I	(1,417,851)	(515,694)
Total distributions to shareholders	(1,539,866)	(545,288)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,994,752	4,094,432
Class C	201,700	99,750
Class I	35,267,422	37,505,509
Net asset value of shares issued in reinvestment of distributions:
Class A	117,126	27,136
Class C	3,495	454
Class I	798,266	284,335
Payments for shares redeemed:
Class A	(4,370,616)	(351,966)
Class C	(136,204)	(10)
Class I	(22,624,287)	(4,412,967)
Net increase in net assets from shares of beneficial interest	15,251,654	37,246,673

TOTAL INCREASE IN NET ASSETS	14,390,193	37,254,890

NET ASSETS
Beginning of Year	41,982,142	4,727,252
End of Year *	$56,372,335	$41,982,142
*Includes undistributed net investment income of:	$58,097	$108,192

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

SHARE ACTIVITY
Class A:
Shares Sold	596,077	399,858
Shares Reinvested	11,679	2,656
Shares Redeemed	(432,983)	(34,383)
Net increase in shares of beneficial interest outstanding	174,773	368,131

Class C:
Shares Sold	20,002	9,741
Shares Reinvested	348	44
Shares Redeemed	(13,610)	(1)
Net increase in shares of beneficial interest outstanding	6,740	9,784

Class I:
Shares Sold	3,501,158	3,679,389
Shares Reinvested	79,551	27,906
Shares Redeemed	(2,249,562)	(432,841)
Net increase in shares of beneficial interest outstanding	1,331,147	3,274,454

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	Year Ended	Year Ended	Period Ended
	October 31, 2015	October 31, 2014	October 31, 2013 (1)

Net asset value, beginning of period	$10.18	$10.08	$10.00
Activity from investment operations:
Net investment income (2)	0.29	0.23	0.06
Net realized and unrealized gain (loss) on investments (9)	(0.17)	0.06	0.02
Total from investment operations	0.12	0.29	0.08

Less distributions from:
Net investment income	(0.30)	(0.19)	—

Net asset value, end of period	$10.00	$10.18	$10.08

Total return (3)	1.16%	2.91%	0.80	% (6)
Net assets, at end of period (000)s	$5,430	$3,749	$10

Ratio of gross expenses to average net assets (4)(5)(10)	1.76%	2.01%	8.24	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.20%	1.37%	1.70	% (7)
Ratio of net investment income to average net assets (5)(10)	2.84%	2.26%	1.74	% (7)
Portfolio Turnover Rate	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Funds prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C
	Year Ended	Year Ended	Period Ended
	October 31, 2015	October 31, 2014	October 31, 2013 (1)

Net asset value, beginning of period	$10.19	$10.08	$10.00
Activity from investment operations:
Net investment income (2)	0.22	0.16	(0.08)
Net realized and unrealized gain (loss) on investments (9)	(0.18)	0.01	0.16
Total from investment operations	0.04	0.17	0.08

Less distributions from:
Net investment income	(0.22)	(0.06)	—
Total distributions	(0.22)	(0.06)	—

Net asset value, end of period	$10.01	$10.19	$10.08
Total return (3)	0.45%	1.68%	0.80	% (6)

Net assets, at end of period (000)s	$165	$100	$10

Ratio of gross expenses to average net assets (4)(5)(10)	2.51%	2.76%	8.99	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.95%	2.12%	2.45	% (7)
Ratio of net investment income to average net assets (5)(10)	2.16%	1.53%	(2.32	)% (7)
Portfolio Turnover Rate	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class C Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	Year Ended	Year Ended		Period Ended
	October 31, 2015	October 31, 2014		October 31, 2013 (1)

Net asset value, beginning of period	$10.19	$10.08		$10.00
Activity from investment operations:
Net investment income (2)	0.31	0.24		0.03
Net realized and unrealized gain (loss) on investments (9)	(0.17)	0.09		0.05
Total from investment operations	0.14	0.33		0.08

Less distributions from:
Net investment income	(0.32)	(0.22)		—
Net realized gains	—	(0.00	) (8)	—
Total distributions	(0.32)	(0.22)		—

Net asset value, end of period	$10.01	$10.19		$10.08

Total return (3)	1.42%	3.25%		0.80	% (6)
Net assets, at end of period (000)s	$50,777	$38,133		$4,727

Ratio of gross expenses to average net assets (4)(5)(10)	1.51%	1.76%		7.99	% (7)
Ratio of net expenses to average net assets (5)(10)	0.95%	1.12%		1.45	% (7)
Ratio of net investment income to average net assets (5)(10)	3.11%	2.38%		0.82	% (7)
Portfolio Turnover Rate	26%	22%		37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class I Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	Amount represents less than $0.005.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class R
	Year Ended	Year Ended		Period Ended
	October 31, 2015	October 31, 2014		October 31, 2013 (1)

Net asset value, beginning of period	$10.19	$10.08		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	0.01		(0.07)
Net realized and unrealized gain (loss) on investments (10)	(0.19)	0.10		0.15
Total from investment operations	(0.18)	0.11		0.08

Less distributions from:
Net realized gains	—	(0.00	) (9)	—
Total distributions	—	(0.00)		—

Net asset value, end of period	$10.01	$10.19		$10.08
Total return (3)	(1.77)%	1.11%		0.80	% (6)
Net assets, at end of period	$10	$10		$10

Ratio of gross expenses to average net assets (4)(5)(11)	2.01%	2.26%		8.49	% (7)
Ratio of net expenses to average net assets (5)(11)	1.45%	1.62%		1.95	% (7)
Ratio of net investment income (loss) to average net assets (5)(11)	2.59%	0.10%		(2.03	)% (7)
Portfolio Turnover Rate	26%	22%		37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class R Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Amount represents less than $0.01.

(10)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(11)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A1
	Year Ended	Year Ended		Period Ended
	October 31, 2015	October 31, 2014		October 31, 2013 (1)

Net asset value, beginning of period	$10.19	$10.08		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	0.01		(0.10)
Net realized and unrealized gain (loss) on investments (10)	(0.19)	0.10		0.18
Total from investment operations	(0.18)	0.11		0.08

Less distributions from:
Net realized gains	—	(0.00	) (9)	—
Total distributions	—	(0.00	) (9)	—

Net asset value, end of period	$10.01	$10.19		$10.08

Total return (3)	(1.77)%	1.11%		0.80	% (6)
Net assets, at end of period	$10	$10		$10

Ratio of gross expenses to average net assets (4)(5)(11)	1.91%	2.16%		8.39	% (7)
Ratio of net expenses to average net assets (5)(11)	1.35%	1.52%		1.85	% (7)
Ratio of net investment income (loss) to average net assets (5)(11)	2.69%	8.15%		(2.89	)% (7)
Portfolio Turnover Rate	26%	22%		37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A1 Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Amount represents less than $0.005.

(10)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(11)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
Notes to Financial Statements
October 31, 2015

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class A1, Class C, Class I, and Class R shares. Class A and Class A1 shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A and/or Class A1 shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A or Class A1 shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed. Class R shares of the Fund are sold at NAV without an initial sales charge and are not subject to a CDSC. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC, but have a higher minimum initial investment than Class A, Class A1, Class C, and Class R shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or Sub-Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Fund. The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds. The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts - The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

(the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$388,700	$—	$—	$388,700
Mutual Funds	3,796,938	—	—	3,796,938
Bonds & Notes	—	49,040,876	697,500	49,738,376
Preferred Stock	1,056,121	—	—	1,056,121
Total	$5,241,759	$49,040,876	$697,500	$54,980,135
Liabilities *	Level 1	Level 2	Level 3	Total
Future Contracts **	$125	$—	$—	$125
Total	$125	$—	$—	$125

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

**	Includes cumulative net unrealized depreciation on futures contracts open at October 31, 2015.

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Bonds & Notes	Total
Beginning Balance 10/31/2014	$—	$—
Total realized gain (loss)	—	—
Appreciation (Depreciation)	81,576	81,576
Cost of Purchases	49,625	49,625
Proceeds from Sales	—	—
Amortization	8,401	8,401
Net transfers in/out of level 3	557,898	557,898
Ending Balance 10/31/2015	$697,500	$697,500

The significant unobservable inputs used in the fair value measurement of the Fund’s level 3 Bonds & Notes are (1) The price of the security on the Trade Reporting and Compliance Engine (“TRACE”), which is a FINRA developed vehicle that facilitates the mandatory reporting of over the counter secondary market transactions in eligible fixed income securities, (2) review of transactions involving the security through TRACE, (3) size of position, as it was determined that smaller lots sold and reported on TRACE have significantly higher price than the mark price therefore a 10% discount was applied to reflect the larger position held by the Fund.

This represents the only transfer from level 2 to level 3. It is the Fund’s policy to recognize transfers into or out of level 2 and level 3 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2013 and 2014, and expected to be taken in the tax year 2015. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility.

The derivative instruments outstanding as of October 31, 2015 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2015:

	Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Interest Rate Contracts	Net unrealized depreciation on futures contracts	$125

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of October 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) from futures contracts;
Net change in unrealized appreciation (depreciation) on futures contracts

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2015:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the
		Year ended
Derivative Investment Type	Interest Rate Risk	October 31, 2015
Anfield Universal Fixed Income Fund
Futures contracts	$(1,128)	$(1,128)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statements of Operations
		Total for the
		Year ended
Derivative Investment Type	Interest Rate Risk	October 31, 2015
Anfield Universal Fixed Income Fund
Futures contracts	$(11,078)	$(11,078)

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended October 31, 2015, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2015 for the Fund.

Anfield Universal Fixed Income Fund

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$125	$—	$125	$—	$(125)	$—
Total	$125	$—	$125	$—	$(125)	$—

(1)	The table above does not include additional cash collateral pledged to the counter party. Additional cash pledged as collateral as of October 31, 2015 was $204,846 for the futures contract.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2015, amounted to $30,329,059 and $12,097,115 respectively.

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Anfield Capital Management, LLC. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. The Fund’s management fee was lowered effective March 1, 2014 to 0.80% from 0.95%. The Fund’s Adviser has contractually agreed to waive a portion of its advisory fee in the amount of 0.05% of the Fund’s average daily net assets until at least March 1, 2016.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least March 1, 2016, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% of the Fund’s average daily net assets for Class A, Class A1, Class C, Class I, and Class R shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% of average daily net assets attributable to Class A, A1, C, I and R shares, respectively the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class A, A1, C, I and R shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2015, the Advisor waived fees and reimbursed expenses in the amount of $269,238 in expenses to the Fund. The Fund’s total expenses subject to recoupment are $450,044. As of October 31, 2015, the Advisor can recoup waived and reimbursed expenses of $79,300 until October 31, 2016, $101,506 until October 31, 2017, and $269,238 until October 31, 2018.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 0.40%, 1.00%, and 0.50% of its average daily net assets for Class A, Class A1, Class C, and Class R, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class A1, Class C and Class R shares. For the year ended October 31, 2015, the Distributor received $2,562 in underwriting commissions for sales of Class A and Class A1 shares, of which $20 was retained by the principal underwriter or other affiliated broker-dealers.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. As of October 31, 2015 the amount of CDSC paid by the shareholders of the Fund was $2,415.

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) - BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 1 year. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2015, the Fund assessed $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	Fiscal Year Ended	Fiscal Period Ended
	October 31, 2015	October 31, 2014
Ordinary Income	$1,539,866	$545,288
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$1,539,866	$545,288

As of October 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October
Undistributed	Undistributed	Capital Loss	Other	Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$60,767	$—	$(429,980)	$—	$—	$(451,790)	$(821,003)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to adjustments for gains on contingent convertible debt securities, the tax deferral of losses on wash sales, mark-to-market on open future contracts, and adjustments for partnerships.

Anfield Universal Fixed Income Fund
Notes to Financial Statements (Continued)
October 31, 2015

At October 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$307,776	$122,204	$429,980

Permanent book and tax differences, primarily attributable to adjustments for paydowns, resulted in reclassifications for the year ended October 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$6,215	$(6,215)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of October 31, 2015 Charles Schwab & Co. held 47.1% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Anfield Universal Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Anfield Universal Fixed Income Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
December 30, 2015

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES
October 31, 2015 (Unaudited)

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and/or Class A1 shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A	$ 1,000.00	$ 1,004.50	$ 6.06	1.20%
Class A1	1,000.00	991.10	6.78	1.35
Class C	1,000.00	1,001.70	9.84	1.95
Class I	1,000.00	1,006.70	4.80	0.95
Class R	1,000.00	991.10	7.28	1.45

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A	$1,000.00	$1,019.16	$ 6.10	1.20%
Class A1	1,000.00	1,018.40	6.87	1.35
Class C	1,000.00	1,015.38	9.90	1.95
Class I	1,000.00	1,020.42	4.84	0.95
Class R	1,000.00	1,017.90	7.38	1.45

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	16	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	16	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust 1 (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004- 2010)	16	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	16	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/15 – Two Roads v1

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (since 2012); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (since 2012); Vice President (2004 – 2012), Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 – present); Regulatory and Compliance Professional, Mick & Associates (August 2009 - September 2011).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/15 – Two Roads v1

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the year ended October 31st as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4695 MacArthur Court, Suite 430
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Anfield Universal Fixed Income Fund	15,000	15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Anfield Universal Fixed Income Fund	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: January 5, 2016